UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

May 31, 2005

Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant s telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

ITEM 1.01.     Entry into a Material Definitive Agreement

ITEM 5.02.     Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

ITEM 9.01.     Exhibits

SIGNATURE

Exhibit Index

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01.     Entry into a Material Definitive Agreement

Agreements with Thomas Burke. As described in Item 5.02 below, in connection with Mr. Thomas Burke’s appointment as the Executive Vice President of Modine Manufacturing Company (the “Company”), on May 31, 2005, Mr. Burke entered into an Employment Agreement and a Change in Control and Termination Agreement with the Company.

The Employment Agreement, which is in substantially the same form as those previously entered into with the Company’s Chief Executive Officer and Chief Financial Officer, provides for an initial base salary of $420,000, and provides Mr. Burke benefits customarily accorded executives of the Company, including participation in the Company’s Management Incentive Plan and the 2002 Incentive Compensation Plan.

The Employment Agreement has a thirty-six month term and automatically and continuously extends for an additional day, unless either party gives written notice of termination to the other party, in which case the term would become a thirty-six month period beginning on the date such notice was received.

The Company is permitted to terminate Mr. Burke's Employment Agreement for "Cause," as that term is defined in the agreement, and Mr. Burke is permitted to terminate the Employment Agreement upon the occurrence of any of the following events: failure to elect or re-elect him to or removal of him from the office he holds; a significant change in the nature or scope of his authority, duties, or reduction in compensation; a breach by the Company of any provision of the Employment Agreement; and the liquidation, dissolution, consolidation, merger or transfer of all or a significant portion of the assets of the Company.

In the event of a termination by the Company other than for Cause or a termination by Mr. Burke as described above, the Company is obligated to remit, as liquidated damages, severance pay to Mr. Burke an amount equal to his "Average Annual Earnings" during the remainder of the term of the Employment Agreement. "Average Annual Earnings" means the arithmetic average of annual salary and bonus payable in the five taxable years preceding the year of termination. Mr. Burke would continue to receive all employee benefits, including 401(k) benefits, during the remainder of the term of the Employment Agreement. In the event of disability, salary continuation would be provided at a level of one hundred percent for the first twelve months and up to sixty percent for the remainder of the term of the Employment Agreement.

The Employment Agreement also subjects Mr. Burke to confidentiality obligations, and contains restrictions on him during the term of the Employment Agreement from taking a management position with or control of a business engaged in the design, development, manufacture, marketing or distribution of products that constituted 5% or more of the sales of the Company or its subsidiaries or affiliates in the year prior to termination of employment (a “Competitor”); soliciting any customer of the business on behalf of a Competitor; or inducing the Company’s employees to terminate employment in order to enter into employment with a Competitor.

In the event of a "Change in Control," as defined in Mr. Burke's Change in Control and Termination Agreement, at any time during the 24 months after a Change in Control occurs, if Mr. Burke is terminated without "Good Cause" or if Mr. Burke terminates the Agreement for Good Reason (as defined in the agreement) or for any reason during the thirteenth month following a Change in Control, a 24-month "Severance Period" would be triggered during which Mr. Burke would be entitled to receive an amount equal to two times the greater of: (A) the sum of his base salary and target bonus or (B) the sum of his five-year average base salary and five-year average actual bonus, payable in a lump sum within 60 days after the date of termination of employment. In addition, Mr. Burke would receive an amount equal to the pro-rata portion of the target bonus for the calendar year in which his employment terminated. In the event of Mr. Burke’s death, such amounts would be payable to his estate.

In addition, in the event of a Change in Control, any stock options or stock awards would immediately vest, or restrictions lapse, as the case may be, on the date of termination. In the event a Change in Control occurs, and if payments made to Mr. Burke were subject to the excise tax provisions of Section 4999 of the Internal Revenue Code, Mr. Burke would be entitled to receive a lump sum payment, sufficient to cover the full cost of such excise taxes and his federal, state and local income and employment taxes on the additional payment.

In addition to the above Agreement, the Company issued to Mr. Burke 20,000 shares of Modine restricted stock, which will vest in five annual, equal installments beginning on May 31, 2006, and 25,000 options to buy Modine common stock, exercisable on May 31, 2006.

ITEM 5.02.     Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

On May 31, 2005, the Company announced the appointment of Thomas Burke, 48, as the Company’s Executive Vice President. Mr. Burke joined Modine from Visteon Corporation, a leading supplier of parts and systems to automobile manufacturers, in Dearborn, Michigan, where he was Vice President Manufacturing Operations (2002 - May 2005); Vice President, European and South American Operations (2001 - 2002); Customer Account Director, Ford Account, Europe, South America and India (1999 - 2001) and Business Director, Climate Control Systems, Europe, South America and India (1996 - 1999). Mr. Burke’s experience also includes 13 years with Ford Motor Company.

Visteon is both a supplier to and customer of the Company. In fiscal 2005, Modine sales to and purchases from Visteon were in excess of $12 million and $5 million respectively.

The terms of Mr. Burke’s Employment Agreement and Change in Control and Termination Agreement are discussed in Item 1.01 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.   Exhibits.

Exhibit 10.1	Form of Executive Employment Agreement.
Exhibit 10.2	Form of Executive Change-in-Control and Termination Agreement.
Exhibit 99	Press Release dated May 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D.B. Rayburn
D. B. Rayburn President and Chief Executive Officer

By: /s/ D.R. Zakos
D. R. Zakos Vice President, General Counsel and Secretary

Date: June 3, 2005

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Form of Executive Employment Agreement.
Exhibit 10.2	Form of Executive Change-in-Control and Termination Agreement.
Exhibit 99	Press Release dated May 31, 2005.